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                                                                    EXHIBIT 32.2

                                  CERTIFICATION

     I, RUSSELL K. GIRLING, CHIEF FINANCIAL OFFICER OF TC PIPELINES GP, INC., THE GENERAL PARTNER OF TC PIPELINES, LP (THE PARTNERSHIP), IN COMPLIANCE WITH 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, HEREBY CERTIFY IN CONNECTION WITH THE PARTNERSHIP'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE REPORT), THAT:

o the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


Dated: March 12, 2004                /s/ Russell K. Girling
                                     -------------------------------------------
                                     Russell K. Girling
                                     Chief Financial Officer
                                     TC PipeLines GP, Inc., as general partner